UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2018 (November 8, 2018)

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
001-36867	Allergan plc Clonshaugh Business and Technology Park Coolock, Dublin, D17 E400, Ireland (Address of Principal Executive Offices) (862) 261-7000 (Registrant’s telephone number, including area code)	Ireland	98-1114402

001-36887	Warner Chilcott Limited Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244	Bermuda	98-0496358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Allergan plc	YES ☐ NO ☒

Warner Chilcott Limited	YES ☐ NO ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2018, Allergan Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg (“Allergan SCS”) and indirect wholly-owned subsidiary of Allergan plc (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Warner Chilcott Limited, a Bermuda exempted company, Allergan Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, Allergan Finance, LLC, a Nevada limited liability company (all indirect wholly-owned subsidiaries of the Company and, collectively, the “Guarantors”), and Allergan plc, a public limited company organized under the laws of Ireland, and with Barclays Bank PLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, and Morgan Stanley & Co. International plc, as representatives of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), pursuant to which Allergan SCS agreed to sell to the Underwriters and the Guarantors agreed to guarantee (i) €500,000,000 aggregate principal amount of Allergan SCS’s 1.500% Notes due 2023, (ii) €500,000,000 aggregate principal amount of Allergan SCS’s 2.625% Notes due 2028, and (iii) €700,000,000 aggregate principal amount of Allergan SCS’s Floating Rate Notes due 2020 (collectively, the “Securities”), in a registered public offering pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-223089).

The Guarantors will, jointly and severally, guarantee the Securities on a senior unsecured basis. The Company will not guarantee the Securities. The Securities are expected to settle on November 15, 2018.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, Allergan SCS and the Guarantors and customary conditions to closing, obligations of the parties and termination provisions. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The description of Underwriting Agreement in this report is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

Exhibit 1.1	Underwriting Agreement, dated November 8, 2018, by and among Allergan Funding SCS, the guarantors listed therein, Allergan plc, and Barclays Bank PLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, and Morgan Stanley & Co. International plc, as representatives of the several underwriters listed in Schedule 1 thereto.

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 1.1*	Underwriting Agreement, dated November 8, 2018, by and among Allergan Funding SCS, the guarantors listed therein, Allergan plc, and Barclays Bank PLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, and Morgan Stanley & Co. International plc, as representatives of the several underwriters listed in Schedule 1 thereto.

*	Exhibits filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2018	Allergan plc

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	EVP & Chief Legal Officer and Corporate Secretary

Warner Chilcott Limited

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Secretary